Exhibit 13.1

Certification of Chief Executive Officer

Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

I, Chung Yan Ngan certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 20-F of Advance JV Group Limited for the fiscal year ended May 31, 2026, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 20-F fairly presents, in all material respects, the financial condition and results of operations of Advance JV Group Limited.

Date: October 15, 2026

By:	/s/ Chung Yan Ngan
Name:	Chung Yan Ngan
Title:	Chief Executive Officer and Director